Exhibit 99

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of BJ’s Wholesale Club, Inc. (the “Company”) for the period ended February 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Michael T. Wedge, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 21, 2003	/s/ MICHAEL T. WEDGE
Michael T. Wedge Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to BJ’s Wholesale Club, Inc. and will be retained by BJ’s Wholesale Club, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of BJ’s Wholesale Club, Inc. (the “Company”) for the period ended February 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Frank D. Forward, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 21, 2003	/s/ FRANK D. FORWARD
Frank D. Forward Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to BJ’s Wholesale Club, Inc. and will be retained by BJ’s Wholesale Club, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.